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                                                       EXHIBIT 21
                       UNITED STATES CELLULAR CORPORATION
                  List of Subsidiaries as of December 31, 1993
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USCOC of Arkansas RSA #1, Inc
Arkansas RSA #9, Inc
Block B Cellular Corporation
California Rural Service Area #1, Inc.
California RSA #2, Inc.
California RSA #9, Inc.
Florida RSA #2, Inc.
Florida RSA #8, Inc.
USCOC of Georgia RSA #1, Inc.
Georgia RSA #11, Inc.
Georgia RSA #13, Inc.
USCOC of Georgia RSA #14, Inc.
USCOC of Hawaii-3, Inc.
USCOC of Idaho RSA #5, Inc.
USCOC of Idaho RSA #6, Inc.
USCOC of Illinois RSA #1, Inc.
Illinois RSA #3, Inc.
USCOC of Illinois RSA #4, Inc.
USCOC of Indiana RSA #2, Inc.
Indiana RSA #4, Inc.
Indiana RSA #5, Inc.
USCOC of Indiana RSA #7, Inc.
USCOC of Iowa RSA #1, Inc.
Iowa RSA #2, Inc.
Iowa RSA #3, Inc.
Iowa RSA #9, Inc.
Iowa RSA #12, Inc.
Iowa 13, Inc.
Kansas RSA #5, Inc.
Kentucky RSA #2, Inc.
Kentucky RSA #3, Inc.
Maine RSA #1, Inc.
Maine RSA #4, Inc.
Michigan RSA #4, Inc.
Mississippi RSA #9, Inc.
USCOC of Missouri RSA #1, Inc.
USCOC of Missouri RSA #3, Inc.
USCOC of Missouri RSA #4, Inc.
USCOC of Missouri RSA #5, Inc.
USCOC of Missouri RSA #13, Inc.
Missouri #15 Rural Cellular, Inc.
Missouri RSA #17, Inc.
NH #1 Rural Cellular, Inc.
USCOC of New York RSA #1, Inc.
North Carolina RSA #4, Inc.
North Carolina RSA #5, Inc.
North Carolina RSA No. 6, Inc.
USCOC of North Carolina RSA #7, Inc.
North Carolina RSA #9, Inc.
North Carolina RSA #12, Inc.

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USCOC of North Carolina RSA #13, Inc.
USCOC of North Carolina RSA #14, Inc.
North Carolina RSA #14, Inc.
Ohio RSA #1, Inc.
USCOC of Ohio RSA #7, Inc.
Ohio RSA #9, Inc.
Oklahoma RSA #6, Inc.
Oklahoma Opco of RSA #8, Inc.
Oklahoma #9 Rural Cellular, Inc.
USCOC of Oklahoma RSA #10, Inc.
Oregon RSA #2, Inc.
Oregon RSA #3, Inc.
USCOC of Oregon RSA #5, Inc.
Oregon RSA #6, Inc.
USCOC of Pennsylvania RSA #9, Inc.
USCOC of South Carolina RSA #4, Inc.
Tennessee RSA #3, Inc.
Tennessee RSA #4 Sub 2, Inc.
Tennessee RSA #6 B, Inc.
Texas RSA #4, Inc.
Texas RSA #5, Inc.
Texas RSA #11, Inc.
USCOC of Texas RSA #18, Inc.
Texas #20 Rural Cellular, Inc.
USCOC of Virginia RSA #4, Inc.
Virginia RSA #4, Inc.
Virginia RSA #5, Inc.
Virginia RSA #7, Inc.
USCOC of Washington-4, Inc.
Washington RSA #5, Inc.
Washington RSA #6, Inc.
USCOC of West Virginia RSA #2, Inc.
West Virginia RSA #4, Inc.
West Virginia RSA #5, Inc.
USCOC of Wisconsin RSA #6, Inc.
Wisconsin RSA #8, Inc.

USCIC of Colorado RSA #3, Inc.
Western Colorado Cellular, Inc.
Idaho Invco of RSA #1, Inc.
Kentucky Invco of RSA #3, Inc.
MaryPennWest Invco of RSA #1, #10 and #3, Inc.
Minnesota Invco of RSA #5, Inc.
Minnesota Invco of RSA #7, Inc.
Minnesota Invco of RSA #8, Inc.
Minnesota Invco of RSA #9, Inc.
Minnesota Invco of RSA #10, Inc.
Minnesota Invco of RSA #11, Inc.
Oregon Invco of RSA #2 West, Inc.
Pennsylvania Invco of RSA #5, Inc.
Pennsylvania Invco of RSA #6, Inc.
Texas Invco of RSA #6, Inc.
Texas Invco of RSA #17, Inc.
TDS V2B Acquisition Corp.


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Virginia Invco of RSA #2, Inc.
Wisconsin Invco of RSA #7, Inc.

Camden Cellular Telephone Company, Inc.
Community Cellular Telephone Company
Farmers Cellular Telephone Company, Inc.
Farmers Mutual Cellular Telephone Company, Inc.
Hancock Cellular Telephone Company, Inc.
Hardy Cellular Telephone Company
Hill City Cellular Telephone Company
Humphreys County Cellular, Inc.
Jefferson Cellular Telephone Company
Lake Livingston Cellular Telephone Company
Laurel Highland Cellular Telephone Company
McDaniel Cellular Telephone Company
Minford Cellular Telephone Company
Peace Valley Cellular Telephone Company
Pine Island Cellular Telephone Company
Randolph Cellular Telephone Company
Scott County Cellular Telephone Company
South Canaan Cellular Telephone Company
Spruce Knob Cellular Telephone Company
Tri-County Cellular Telephone Company
Venus Cellular Telephone Company, Inc.
Walnut Hill Cellular Telephone Company
West Side Cellular Telephone Company

United States Cellular Investment Company
United States Cellular Investment Co. of Allentown
USCIC of Amarillo, Inc.
USCIC of Arecibo, Inc.
United States Cellular Investment Company of Baton Rouge United States Cellular Investment Company of Binghamton, Inc. USCIC of Brownsville, Inc.
United States Cellular Investment Company of Eau Claire, Inc. Universal Cellular for Eau Claire MSA, Inc.
United States Cellular Investment Company of Fresno, Inc. United States Cellular Investment Company of Ft. Smith
United States Cellular Investment Company of Galveston
United States Cellular Investment Company of Green Bay, Inc. United States Cellular Investment Company of Huntsville United States Cellular Investment Company of Iowa City
USCIC of Jackson, Inc.
United States Cellular Investment Company of Lafayette
United States Cellular Investment Corporation of Los Angeles United States Cellular Investment Company of Madison, Inc. USCIC of McAllen, Inc.
USCIC of Midland, Inc.
United States Cellular Investment Co. of Nashville
USCIC of New Orleans, Inc.
USCIC of Ocala, Inc.
United States Cellular Investment Co. of Oklahoma City, Inc. United States Cellular Investment Company of Portsmouth, Inc. United States Cellular Investment Company of Raleigh-Durham



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USCIC of Reno, Inc.
United States Cellular Investment Company of Rockford
United States Cellular Investment Company of Santa Cruz, Inc.
United States Cellular Investment Company of Sarasota
USCIC of Seattle, Inc.
United States Cellular Investment Company of St. Cloud
United States Cellular Investment Company of Wheeling

United States Cellular Operating Company
United States Cellular Operating Company of Atlantic City, Inc. United States Cellular Operating Company of Bangor
United States Cellular Operating Company of Biloxi
United States Cellular Operating Company of Cedar Rapids
United States Cellular Operating Company of Columbia
USCOC of Cumberland, Inc.
United States Cellular Operating Company - Des Moines
United States Cellular Operating Company of Dubuque
United States Cellular Operating Company of Evansville, Inc. United States Cellular Operating Company of Ft. Pierce
USCOC of Gainesville, Inc.
USCOC of Iowa City, Inc.
United States Cellular Operating Company of Joplin
United States Cellular Operating Company of Knoxville
United States Cellular Operating Company of LaCrosse, Inc. United States Cellular Operating Company - Lawton, Inc.
United States Cellular Operating Company of Lewiston-Auburn United States Cellular Operating Company of Manchester-Nashua,
  Inc.
United States Cellular Operating Company of Medford
United States Cellular Operating Company of Montgomery, Inc. United States Cellular Operating Company of Owensboro
United States Cellular Operating Company of Peoria
USCOC of Portland, Inc.
United States Cellular Operating Company of Poughkeepsie, Inc. United States Cellular Operating Company - Quad Cities
United States Cellular Operating Company of Richland
United States Cellular Operating Company of Rochester
United States Cellular Operating Company of Tulsa, Inc.
USCOC of Victoria, Inc.
United States Cellular Operating Company of Vineland, Inc. United States Cellular Operating Company of Waterloo
United States Cellular Operating Company of Wausau, Inc.
United States Cellular Operating Company of Wichita Falls, Inc. United States Cellular Operating Company of Williamsport
United States Cellular Operating Company of Yakima

Canton Cellular Telephone Company
Capitol Cellular, Inc.
Carolina Cellular, Inc.
Cellular America Telephone Company
Central Cellular Telephones, Ltd.
Central Florida Cellular Telephone Company, Inc.
Chibardun Cellular Telephone Corporation
CR Communications, Inc.




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CSII of Baton Rouge, Inc.
Davenport Cellular Telephone Company, Inc.
DRGP, Inc.
Dutchess County Cellular Telephone Company, Inc.
Four D Ltd.
Huntsville Cellular Telephone Corp., Inc.
ILP, Inc.
Joplin Cellular Telephone Company
LaCrosse Cellular Telephone Company, Inc.
Lar-Tex Cellular Telephone Company
Lavaca Cellular Telephone Company
Leaf River Valley Cellular Telephone Company
Mississippi Cellular Telephone Company
Star Cellular Telephone Company, Inc.
Star Cellular Communications, Inc.
Texahoma Cellular Telephone Corporation
Tri-States Cellular Communications Inc.
Tulsa General Partner, Inc.
USCC Real Estate Corporation
Vineland Cellular Telephone Company, Inc.






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